Exhibit 10.17

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

THE SECURITIES TO BE ISSUED PURSUANT TO THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR ANY OTHER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED THEREUNDER OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

SUBSCRIPTION AGREEMENT

Syra Health Corp.

1119 Keystone Way N., #201

Carmel, IN 46032

Ladies and Gentlemen:

Subscription. I (sometimes referred to herein as the “Investor” or “Subscriber” or “Purchaser”) hereby subscribe for and agree to purchase the Securities (as defined below) for the purchase price (the “Purchase Price”) set forth on the signature page hereto of Syra Health Corp., a Delaware corporation (the “Company”), on the terms and conditions described herein, in the Form of Note (as defined herein), as attached hereto as Exhibit A, and Exhibit B hereto (collectively, the “Offering Documents”). Terms not defined herein are as defined in the Offering Documents. The Company seeks to raise $3,000,000 (the “Offering Amount”) in this Offering (as defined herein). The minimum amount of investment required from any one subscriber to participate in this Offering is $25,000, subject to lesser amounts at the Company’s discretion. All references to $ means United States dollars.

1. Description of Securities; Description of Company; Lock-Up.

a. Description of Securities. The Company is offering (the “Offering”) to the Investor convertible promissory notes of the Company (“Note” or the “Notes”) which Notes are convertible into shares (“Conversion Shares” and together with the Notes, the “Securities”) of the Company’s Class A common stock, par value $0.001 per share (the “Class A Common Stock”), pursuant to the terms and conditions set forth in the Notes.

b. Risks Related to the Investment in the Securities. Investing in the Securities involves a high degree of risk. Before investing, Investors should carefully consider the description of our business, as set forth in Exhibit C, together with the other information contained in Offering Documents.

c. Lock-Up. In connection with this Offering, the Investor agrees to the following lock-up agreement with respect to the Notes and the Conversion Shares:

i. From and after the date hereof and until the 90th day after the date the Company’s Shares are first listed for trading on a national securities exchange (such first trading day, the “Lock-Up Trigger Date”), the Investor agrees not to sell, transfer or otherwise dispose of the Notes and the Conversion Shares.

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2. Purchase.

a.	I hereby agree to tender to the Company, by check or wire transfer of immediately available funds (to a bank account and related wire instructions to be provided to me on my request) made payable to “Syra Health Corp.” for such amount of Notes indicated on the signature page hereto, an executed copy of this Subscription Agreement and an executed copy of my Investor Questionnaire attached as Exhibit B hereto.

b.	This Offering will continue until the earlier of (a) the sale of the Offering Amount in the Offering or (b) February 28, 2023, subject to the right of the Company, in its sole discretion, to extend such date until March 31, 2023, without further notice to or consent by the Investor (the “Termination Date”). Upon the earlier of a Closing (defined below) on my subscription or completion of the Offering, I will be notified promptly by the Company as to whether my subscription has been accepted by the Company.

3. Acceptance or Rejection of Subscription.

a.	I understand and agree that the Company reserves the right to reject this subscription for the Securities, in whole or in part, for any reason and at any time prior to the Closing (defined below) of my subscription.

b.	In the event the Company rejects this subscription, my subscription payment will be promptly returned to me without interest or deduction and this Subscription Agreement shall be of no force or effect. In the event my subscription is accepted and the Offering is completed, the subscription funds submitted by me shall be released to the Company.

4. Closing. The closing (each a closing “Closing,” and collectively, the “Closings”) of this Offering may occur at any time and from time to time on or before the Termination Date. Closings will be held as funds are received up to the earlier to occur of receipt of the Offering Amount or the Termination Date. The Securities subscribed for herein shall not be deemed issued to or owned by me until one copy of this Subscription Agreement has been executed by me and countersigned by the Company and the Closing with respect to such Securities has occurred.

5. Disclosure. Because this Offering is limited to accredited investors as defined in Section 2(15) of the Securities Act, and Rule 501 promulgated thereunder, in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act and applicable state securities laws, the Securities are being sold without registration under the Securities Act. I acknowledge receipt of the Offering Documents and represent that I have carefully reviewed and understand the Offering Documents, including all exhibits attached hereto. I have received all information and materials regarding the Company that I have requested. I fully understand that the Company has a limited financial and operating history and that the Securities are speculative investments which involve a high degree of risk, including the potential loss of my entire investment. I fully understand the nature of the risks involved in purchasing the Securities and I am qualified to make such investment based on my knowledge of and experience in investing in securities of this type. I have carefully considered the potential risks relating to the Company and purchase of its Securities and have, in particular, reviewed each of the risks set forth in the Offering Documents. Both my advisors and I have had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company and my advisors and I have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, I have independently evaluated the risks of purchasing the Securities.

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6. Investor Representations and Warranties. I acknowledge, represent and warrant to, and agree with, the Company as follows:

a.	I am aware that my investment involves a high degree of risk as disclosed in the Offering Documents and have carefully read the Offering Documents, and I understand that by signing this Subscription Agreement I am agreeing to be bound by all of the terms and conditions of the Offering Documents.

b.	I acknowledge and am aware that there is no assurance as to the future performance of the Company.

c.	I acknowledge that there may be certain adverse tax consequences to me in connection with my purchase of Securities, and the Company has advised me to seek the advice of experts in such areas prior to making this investment.

d.	I am purchasing the Securities for my own account for investment purposes only and not with a view to or for sale in connection with the distribution of the Securities, nor with any present intention of selling or otherwise disposing of all or any part of the foregoing Securities. I agree that I must bear the entire economic risk of my investment for an indefinite period of time because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available. I hereby authorize the Company to place a restrictive legend on the Securities that are issued to me.

e.	I recognize that the Securities, as an investment, involve a high degree of risk including, but not limited to, the risk of economic losses from operations of the Company and the total loss of my investment. I believe that the investment in the Securities is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company.

f.	I have been given access to full and complete information regarding the Company and have utilized such access to my satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Offering Documents, and I have either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking questions of, and receiving answers from, such officers concerning the terms and conditions of the offering of the Securities and the business and operations of the Company and to obtain any additional information, to the extent reasonably available.

g.	I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company and the Securities. I have not utilized any person as my purchaser representative as defined in Regulation D under the Securities Act in connection with evaluating such merits and risks.

h.	I have relied solely upon my own investigation in making a decision to invest in the Company.

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i.	I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company and I have received no information (written or otherwise) from them relating to the Company or its business other than as set forth in the Offering Documents. I am not participating in the Offering as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

j.	I have had full opportunity to ask questions and to receive satisfactory answers concerning the Offering and other matters pertaining to my investment and all such questions have been answered to my full satisfaction.

k.	I have been provided an opportunity to obtain any additional information concerning the Offering and the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

l.	I am an “accredited investor” as defined in Section 2(15) of the Securities Act and in Rule 501 promulgated thereunder and have attached the completed Accredited Investor Questionnaire to indicate my “accredited investor” status. I can bear the entire economic risk of the investment in the Securities for an indefinite period of time and I am knowledgeable about and experienced in making investments in the equity securities of non-publicly traded companies, including early stage companies. I am not acting as an underwriter or a conduit for sale to the public or to others of unregistered securities, directly or indirectly, on behalf of the Company or any person with respect to such securities.

m.	I understand that (1) the Securities have not been registered under the Securities Act, or the securities laws of certain states, in reliance on specific exemptions from registration, (2) no securities administrator of any state or the federal government has recommended or endorsed this Offering or made any finding or determination relating to the fairness of an investment in the Company, and (3) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of certain exemptions from registration afforded by the Securities Act and certain state securities laws.

n.	I understand that since neither the offer nor sale of the Securities has been registered under the Securities Act or the securities laws of any state, the Securities may not be sold, assigned, pledged or otherwise disposed of unless they are so registered or an exemption from such registration is available.

o.	I have had the opportunity to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.

p.	If the Investor is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an Investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

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q.	The information contained in my Investor Questionnaire, as well as any information which I have furnished to the Company with respect to my financial position and business experience, is correct and complete as of the date of this Subscription Agreement and, if there should be any material change in such information prior to the Closing of the Offering, I will furnish such revised or corrected information to the Company. I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription and any agreements made in connection herewith shall survive my death or disability.

7. Representations and Warranties of the Company. The Company hereby represents and warrants to the Subscriber, as of the date hereof and on each Closing Date, the following:

a.	Organization and Qualification. The Company is a corporation or other business entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the assets, business, financial condition, results of operations or future prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

b.	Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, and each of the other agreements and documents that are exhibits hereto or thereto or are contemplated hereby or thereby or necessary or desirable to effect the transactions contemplated hereby or thereby (the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof, (ii) the execution and delivery by the Company of each of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities have been, or will be at the time of execution of such Transaction Document, duly authorized by the Company’s Board of Directors, and no further consent or authorization is, or will be at the time of execution of such Transaction Document, required by the Company, its respective Board of Directors or its stockholders, (iii) each of the Transaction Documents will be duly executed and delivered by the Company, (iv) the Transaction Documents when executed and delivered by the Company and each other party thereto will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

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c.	Capitalization. As of January 20, 2023, the authorized capital stock of the Company consists of 100,000,000 shares of Class A Common Stock , 5,000,000 shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), and 1,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”). As of January 20, 2023, the Company has 1,000,000 shares of Class B Common Stock issued and outstanding and 4,282,500 shares of Class A Common Stock issued and outstanding on a “fully diluted” basis, and no shares of Preferred Stock issued and outstanding. Each share of Class B Common Stock has 16.5 votes per share and is convertible by the holder into 10 shares of Class A Common Stock. All of the outstanding shares of Common Stock of the stock of the Company subsidiaries have been or will be, as of the Initial Closing, duly authorized, validly issued and are fully paid and nonassessable. No shares of capital stock of the Company or any of its subsidiaries will be subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) as of January 20, 2023, there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act, and (iii) there are no securities or instruments of the Company or any of its subsidiaries containing anti-dilution or similar provisions, including the right to adjust the exercise, exchange or reset price under such securities, that will be triggered by the issuance of the Securities as described in this Agreement. Upon request, the Company will make available to the Subscriber true and correct copies of the Company’s Certificate of Incorporation, as may be amended or amended and restated from time to time and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s By-laws, as may be amended or amended and restated from time to time and as in effect on the date hereof (the “By-laws”), and the terms of all securities exercisable or convertible for Common Stock and the material rights of the holders thereof in respect thereto other than stock options issued to officers, directors, employees and consultants.

d.	Subsidiaries. The Company has no direct or indirect subsidiaries. If the Company has no subsidiaries, all other references to the subsidiaries or any of them in the Transaction Documents shall be disregarded.

e.	Issuance of Securities. The Securities are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, and are free and clear of all taxes, liens and charges with respect to the issue thereof.

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f.	No Conflicts. The execution, delivery and performance of each of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Certificate of Incorporation or the By-laws (or equivalent constitutive document) of the Company or any of its subsidiaries or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any subsidiary is a party, except for those which would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any subsidiary or by which any property or asset of the Company or any subsidiary is bound or affected except for those which could not reasonably be expected to have a Material Adverse Effect. Except those which could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation of any term of or in default under its constitutive documents. Except those which could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or any subsidiary. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any law, ordinance, or regulation of any governmental entity, except for any violation which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, neither the Company nor any of its subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the other Transaction Documents in accordance with the terms hereof or thereof. Neither the execution and delivery by the Company of the Transaction Documents, nor the consummation by the Company of the transactions contemplated hereby or thereby, will require any notice, consent or waiver under any contract or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of their assets is subject, except for any notice, consent or waiver the absence of which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby or thereby. All consents, authorizations, orders, filings and registrations which the Company or any of its subsidiaries is required to obtain pursuant to this Section 7(f) have been or will be obtained or effected on or prior to the Closing.

g.	Absence of Litigation. Except as set forth in the Disclosure Schedule attached hereto, there is no action, suit, claim, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation before or by any court, public board, governmental or administrative agency, self-regulatory organization, arbitrator, regulatory authority, stock market, stock exchange or trading facility (an “Action”) now pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would (i) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement or any of the other Transaction Documents, or (ii) have a Material Adverse Effect.

h.	Acknowledgment Regarding Subscriber’s Purchase of the Securities. The Company acknowledges and agrees that each Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that each Subscriber is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by such Subscriber or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Subscriber’s purchase of the Securities.

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i.	No General Solicitation. Neither the Company, nor any of its “affiliates” (as defined in Rule 144 under the Securities Act), nor, to the knowledge of the Company, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

j.	No Integrated Offering. Neither the Company, nor any of its affiliates, nor to the knowledge of the Company, any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act or cause this Offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act.

k.	Employee Relations. Neither the Company nor any subsidiary is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened. Neither the Company nor any subsidiary is party to any collective bargaining agreement. The Company’s and/or its subsidiaries’ employees are not members of any union, and the Company believes that its and its subsidiaries’ relationship with their respective employees is good.

k.	Permits. The Company has all authorizations, approvals, clearances, licenses, permits, certificates or exemptions (including manufacturing approvals and authorizations, pricing and reimbursement approvals, labeling approvals, registration notifications or their foreign equivalent) issued by any regulatory authority or governmental agency (collectively, “Permits”) required to conduct their respective businesses as currently conducted except to the extent that the failure to have such Permits would not have a Material Adverse Effect. The Company has fulfilled and performed in all material respects their obligations under each Permit, and, as of the date hereof, to the knowledge of the Company, no event has occurred or condition or state of facts exists which would constitute a breach or default or would cause revocation or termination of any such Permit except to the extent that such breach, default, revocation or termination would not have a Material Adverse Effect.

l.	Title. The Company has good and marketable title to all of its real and personal property and assets, free and clear of any material restriction, mortgage, deed of trust, pledge, lien, security interest or other charge, claim or encumbrance which would have a Material Adverse Effect. With respect to properties and assets it leases, the Company is in material compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances which would have a Material Adverse Effect.

m.	Rights of First Refusal. The Company is not obligated to offer the Securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties.

n.	Intentionally Omitted.

o.	Brokers’ Fees. The Company does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

p.	Intentionally Omitted.

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q.	Investment Company. The Company is not required to be registered as, and is not an affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

r.	Reliance. The Company acknowledges that the Purchaser is relying on the representations and warranties made by the Company hereunder and that such representations and warranties are a material inducement to the Purchaser purchasing the Notes. The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Purchaser would not enter into this Agreement.

8. Indemnification. I hereby agree to indemnify and hold harmless the Company and its officers, directors, shareholders, employees, agents, advisors and counsel, against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses, including reasonable attorneys’ fees) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription Agreement or my Investor Questionnaire, or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein or therein.

9. Severability. In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

10. Choice of Law and Jurisdiction. This Subscription Agreement shall be governed by the laws of the State of Delaware as applied to contracts entered into and to be performed entirely within the State of Delaware. Any action arising out of this Subscription Agreement shall be brought exclusively in a court of competent jurisdiction in New Castle County, Delaware, and the parties hereby irrevocably waive any objections they may have to venue in New Castle County, Delaware.

11. Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

12. Benefit. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto.

13. Notices and Addresses. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar courier delivery, as follows:

Investor:
At the address designated on the signature page of this Subscription Agreement.

The Company:
Syra Health Corp.
1119 Keystone Way N., #201
Carmel, IN 46032

or to such other address as any of them, by notice to the others may designate from time to time. The transmission confirmation receipt from the sender’s facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

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14. Entire Agreement. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

15. Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

16. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Securities.

17. Acceptance of Subscription. The Company may accept this Subscription Agreement at any time for all or any portion of the Securities subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

RESIDENTS OF ALL STATES: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR FLORIDA RESIDENTS: THE SECURITIES OFFERED HEREBY WILL BE SOLD, AND ACQUIRED, IN A TRANSACTION EXEMPT UNDER SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. PURSUANT TO SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, WHEN SALES ARE MADE TO FIVE (5) OR MORE PERSONS (EXCLUDING ACCREDITED INVESTORS) IN THE STATE OF FLORIDA, ANY SALE IN THE STATE OF FLORIDA MADE PURSUANT TO SECTION 517.061(11) OF SUCH ACT IS VOIDABLE BY THE PURCHASER IN SUCH SALE (WITHOUT INCURRING ANY LIABILITY TO THE COMPANY OR TO ANY OTHER PERSON OR ENTITY) EITHER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. TO VOID HIS OR HER PURCHASE, THE PURCHASER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS INDICATED HEREIN. ANY SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THREE (3) DAY PERIOD. IT IS PRUDENT TO SEND ANY SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ASSURE THAT IT IS RECEIVED AND ALSO TO HAVE EVIDENCE OF THE TIME THAT IT WAS MAILED. SHOULD A PURCHASER MAKE THIS REQUEST ORALLY, THAT PURCHASER MUST ASK FOR WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED. IF NOTICE IS NOT RECEIVED WITHIN THE TIME LIMIT SPECIFIED HEREIN, THE FOREGOING RIGHT TO VOID THE PURCHASE SHALL BE NULL AND VOID.

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THE AGGREGATE AMOUNT SUBSCRIBED FOR HEREBY IS:

$______________ aggregate principal amount of Notes

Manner in Which Title is to be Held. (check one)

— Individual Ownership	— Community Property
— Joint Tenant with Right of Survivorship (both parties must sign)
— Partnership	— Tenants in common
— Corporation Trust	— IRA or Keogh
— Other (please indicate)

INDIVIDUAL INVESTORS	ENTITY INVESTORS
Name of entity, if any

Signature (Individual)

By:
*Signature
Its:
Signature (Joint)	Title:
(all record holders must sign)

Name(s) Typed or Printed		Name Typed or Printed

Address to Which Correspondence Should be Directed		Address to Which Correspondence Should be Directed

City, State and Zip Code		City, State and Zip Code

Tax Identification or Social Security Number		Tax Identification or Social Security Number

Brokerage Name and Account Number		Brokerage Name and Account Number

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* If Securities are being subscribed for by any entity, the Certificate of Signatory on the next page must also be completed

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms as of the date set forth below.

Syra Health Corp.

Dated: , 202__	By:
	Name:	Deepika Vuppalanchi
	Its:	CEO

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CERTIFICATE OF SIGNATORY

(To be completed if Securities are being subscribed for by an entity)

I, _____________________________________________,	the __________________________________________
(name of signatory)	(title)

of ______________________________________________ (“Entity”),	a ________________________________
(name of entity)	(type of entity)

Organized under the laws of ______________, hereby certify that I am empowered and duly authorized by the Entity to execute the Subscription Agreement and to purchase the Securities, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ______ day of ____________, 202__.

(Signature)

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Exhibit A

Form of Note

See Exhibit 10.18

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Exhibit B

SYRA HEALTH CORP.

(the “Company”)

INSTRUCTIONS FOR COMPLETION OF

INVESTOR REPRESENTATION

AND SUITABILITY QUESTIONNAIRE

Item I: Name and address information must be provided. Securities will be issued in the name(s) set forth in this Item and delivered to the address set forth in this Item. If two people are subscribing jointly, both people must provide their names and social security numbers. A telephone number must also be provided.

Item II: If the securities are to be held in a different name than the investor and sent to a different address (i.e., an IRA or other account held at a brokerage firm), this Item must be completed. If the securities are to be issued and delivered directly to the entity listed in Item I, this Item need not be completed.

Item III: This Item needs to be read by the investor, but nothing needs to be written here. The Securities are suitable for investment only by prospective investors who are “Accredited Investors.”

Item IV: A. Only complete this Item by checking the appropriate line if you are an individual investor.

B. Only complete this Item if you are an entity investor.

C. Only complete this Item if you are a trust investor.

Item V: This Item needs to be read by the investor, but nothing needs to be written here.

Item VI: The USA Freedom Act requires us to collect information on the sources of funds. Please complete section 1, add the documents requested in section 2 only if funds did not come from an approved country (U.S. is approved), and complete section 3.

Item VII: You must thoroughly complete the Suitability Questionnaire, in order for the Company and the Managing Dealer to make a determination whether this is a suitable investment for you.

Item VIII: You and must sign and date here.

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INSTRUCTIONS FOR PAYMENT

Review and complete the Investor Representation & Suitability Questionnaire and deliver it to the email or address below along with payment for your investment.

Email:
Subject:	Syra Health Corp. – [Investor Name]

Address:	1119 Keystone Way, #201,Carmel, IN 46032

WIRE INSTRUCTIONS

Account Name:	[*]
Company Address:	[*]
Bank Name:	[*]
Account Number:	[*]
Wire/ABA routing
Number:	[*]

REF / Notes:	Syra Health Corp. – [Investor Name]

If you need assistance, please contact:

Gowri Ratan

Phone: (317) 939-4437

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INVESTOR REPRESENTATION & SUITABILITY QUESTIONNAIRE

Please read all instructions of this Investor Representation and Suitability Questionnaire (this “Questionnaire”) carefully before filling out this Questionnaire. This is a legally binding document. If you need assistance, please call _______ or by email at _________.

I. ACCOUNT REGISTRATION

☐	Individual Account	☐	Trust	☐	Corporation, Partnership,
☐	Joint Registration	☐	Individual Retirement		LLC, Pension or Profit-
* If no box below is checked, we will issue the			Account (IRA)		Sharing Plan. Association,
securities as JTWROS.					or other Entity

☐ Joint Tenants with Rights of Survivorship *
☐ Tenants in Common
☐ Tenants in Entirety
☐ Community Property

PLEASE PUT A CHECK NEXT TO EACH SOCIAL SECURITY NUMBER OR TAX ID NUMBER THAT IS RESPONSIBLE FOR TAXES. WE WILL REPORT THIS NUMBER TO THE IRS.

☐
Name of INVESTOR (Individual, Entity, Custodian, Trust or Beneficiary)	Date of Birth		Soc. Sec. / Tax ID #

☐
Name of SIGNER (Signer for Entity, Trust. Name of IRA Participant)	Date of Birth		Soc. Sec. / Tax ID #

☐
Name of JOINT INVESTOR or CO- TRUSTEE (if applicable)	Date of Birth		Soc. Sec. / Tax ID #

Marital Status (please check one):	☐ Single	☐ Married	☐ Other

$______________________Total Investment Amount

HOME ADDRESS	☐ USE THIS ADDRESS FOR MAILING

Street Address	Apt / Suite / Unit #

City	State	Zip

Home Phone	Fax	Email

BUSINESS ADDRESS	☐ USE THIS ADDRESS FOR MAILING

Street Address	Apt / Suite / Unit #

City	State	Zip

Business Phone	Fax	Email

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II. ALTERNATIVE DISTRIBUTION INFORMATION

To direct distributions to a party other than the registered owner, complete the information below. YOU MUST COMPLETE THIS ITEM IF THIS IS AN IRA INVESTMENT.

Name of Firm (Bank or Brokerage): ___________________________________________________________________

Account Name: _____________________________________ Account #: ______________________________

Address: __________________________________________________________________________

III. INVESTOR REPRESENTATIONS & AUTHORIZATIONS

You as an individual or you on behalf of the subscribing entity are being asked to complete this Investor Representation and Suitability Questionnaire so a determination can be made as to whether or not you are qualified to purchase securities under applicable federal and state securities laws. Your answers to the questions contained herein must be true and correct in all respects, and a false representation by you may constitute a violation of law for which a claim for damages may be made against you.

Your answers will be kept strictly confidential; however, by signing this Questionnaire, you will be authorizing release of this Questionnaire to make certain that the offer and sale of the securities will not result in a violation of the Securities Act of 1933, as amended (the “Act”), or of the securities laws of any state.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy securities or any other security. All questions must be answered. If the appropriate answer is “None” or “Not Applicable,” please state so. Please print or type your answers to all questions and attach additional sheets if necessary to complete your answers to any item. Please initial any correction.

INDIVIDUAL SUBSCRIBERS:

If the securities subscribed for are to be owned by more than one person, you and the other co-subscriber must each complete separate Questionnaires (except if the co-subscriber is your spouse or spousal equivalent) and sign the Signature Page annexed hereto. If your spouse or spousal equivalent is a co-subscriber, you must indicate their name and social security number.

CORPORATIONS, PARTNERSHIPS, PENSION PLANS AND TRUSTS:

The information requested herein relates to the subscribing entity and not to you personally (unless otherwise determined in the Item IV. Accredited Investor Status).

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IV. ACCREDITED INVESTOR STATUS

TO BE AN ACCREDITED INVESTOR, YOU MUST MEET ONE OF THE FOLLOWING TESTS, PLEASE CHECK THE APPROPRIATE SPACES BELOW.

A. INDIVIDUAL ACCOUNTS:

I certify that I am an “accredited investor” because:

(a) ___ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse or spousal equivalent and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year (please complete “Item V. Income Statement”); or

(b) I have an individual net worth, or my spouse or spousal equivalent and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence); or

(c) I hold in good standing the FINRA Series 7, Series 65, or Series 82 licenses, and/or other such certain professional certifications, designations or credentials or other credentials issued by an accredited educational institution, which the SEC may designate from time to time by order; or

(d) I am a knowledgeable employee of the fund. (This should only be answered with respect to investments in a private fund); or

(e) I am a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

For purposes of this Questionnaire “individual income” means “adjusted gross income” as reported for Federal income tax purposes, exclusive of any income attributable to a spouse or spousal equivalent or to property owned by a spouse or spousal equivalent, and increased by the following amounts:

(i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended, (the “Code”); (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of form 1040); (iii) any deduction claimed for depletion under Section 611 et seq. of the Code; and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Sections 1202 of the Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For purposes of this Questionnaire, “joint income” means “adjusted gross income” as reported for federal income tax purposes, including any income attributable to a spouse or spousal equivalent or to property owned by a spouse or spousal equivalent and increased by the following amounts:

(i) the amount of any interest income received which is tax-exempt under Section 103 of the Code; (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040); (iii) any deduction claimed for depletion under Section 611 et seq. of the Code; and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

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For the purposes of this Questionnaire, “net worth” means (except as otherwise specifically defined) the excess of total assets at fair market value over total liabilities, excluding your primary residence and the related amount of indebtedness secured by the primary residence up to its fair market value; provided, however, that indebtedness secured by the primary residence should be considered a liability and deducted from net worth to the extent that (i) the amount of such indebtedness outstanding at the time of completion of this Questionnaire exceeds the amount outstanding 60 calendar days before such time, other than as a result of the acquisition of the primary residence; and (ii) the amount of the indebtedness exceeds the estimated fair market value of the primary residence at the time of completion of this Questionnaire.

For the purposes of this Questionnaire, “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse or spousal equivalent.

B. CORPORATIONS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES, EMPLOYEE BENEFIT PLANS, OR OTHER ENTITIES (Please provide a copy of the Corporate Resolution authorizing this investment, Partnership Agreement, Limited Liability Company Operating Agreement, Employee Benefit Plan, or other entity documentation as applicable.)

Has the subscribing entity been formed for the specific purpose of investing in the securities? ☐ Yes ☐ No

If your answer to the question above is “No,” CHECK whichever of the following statements (a-e) is applicable to the subscribing entity. If your answer to the question above is “Yes,” the subscribing entity must be able to certify to statement (c) below in order to qualify as an “accredited investor.”

The undersigned certifies that:

(a) ___ the undersigned entity is an “accredited investor,” because it is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), provided that the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; or

(b) ___ the undersigned entity is an “accredited investor,” because it is an employee benefit plan within the meaning of ERISA, Title I that has total assets in excess of $5,000,000; or

(c) ___ Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or

(d) ___ the undersigned entity is an “accredited investor because it is an entity whose shareholders, partners, beneficiaries or equity owners are all accredited investors (If you are checking this option, please submit a list of all owners; EACH owner of the entity must complete Item IV and, complete Item V, if applicable, and Item VI. Make copies of this Item IV, Item VI (and V if applicable) to do this and note each owner’s name on each copy); I am one of its equity owners; and I meet at least one of the conditions described below (Please also CHECK the appropriate space below):

☐ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse or spousal equivalent and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year (please complete “Item V. Income Statement”); or

☐ I have an individual net worth, or my spouse or spousal equivalent and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence); or

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☐ I hold in good standing the FINRA Series 7, Series 65, or Series 82 licenses, and/or other such certain professional certifications, designations or credentials or other credentials issued by an accredited educational institution, which the SEC may designate from time to time by order; or

☐I am a knowledgeable employee of the fund; or

☐ I am a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

(e) __ the undersigned entity is an “accredited investor,” because it is a self-directed employee benefit plan; I solely make its investment decisions; and I meet at least one of the conditions described below (Please also CHECK the appropriate space below):

☐ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse or spousal equivalent and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year (please complete “Item V. Income Statement”); or

☐ I have an individual net worth, or my spouse or spousal equivalent and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence); or

☐ I hold in good standing the FINRA Series 7, Series 65, or Series 82 licenses, and/or other such certain professional certifications, designations or credentials or other credentials issued by an accredited educational institution, which the SEC may designate from time to time by order; or

☐ I am a knowledgeable employee of the fund; or

☐ I am a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

or

(f) ___ the undersigned entity is an “accredited investor,” because it is an organization described in section 501(c)3 of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or

(g) ___ the undersigned entity is an “accredited investor,” because it is a limited liability company, SEC or state -registered Investment Adviser, Exempt Reporting Adviser, or a rural business investment company (RBIC) with $5,000,000 in assets; or

(h) ___ the undersigned entity is an “accredited investor,” because it is an Indian tribe, governmental body, fund, or any entity organized under the laws of foreign countries, that own “investments,” as defined in Rule 2a51-1(b) under the Investment Company Act, in excess of $5,000,000 and that was not formed for the specific purpose of investing in the securities offered; or

(i) ___ the undersigned entity is an “accredited investor,” because it is a family office with at least $5,000,000 in assets under management and their “family clients,” as each term is defined under the Investment Advisers Act.

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C. TRUST ACCOUNTS (Please provide a complete copy of the Trust document.)

Has the subscribing entity been formed for the specific purpose of investing in the securities? ☐ Yes ☐ No

If your answer to the question above is “No,” CHECK whichever of the following statements (a-c) is applicable to the subscribing entity. If your answer to the question above is “Yes,” the subscribing entity must be able to certify to the statement (c) below in order to qualify as an “accredited investor.”

The undersigned trustee certifies that the trust is an “accredited investor” because:

(a) ___ the trust has total assets in excess of $5,000,000 and the investment decision has been made by a “sophisticated person,” as described in Rule 506(b)(ii) promulgated under the Act; or

(b) ___ the trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of the Act), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, acting in its fiduciary capacity; or

(c) ___ the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) meets at least one of the conditions described below. Each grantor must also INITIAL the appropriate space below.

☐ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse or spousal equivalent and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year (please complete “Item V. Income Statement”); or

☐ I have an individual net worth, or my spouse or spousal equivalent and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence); or

☐ I hold in good standing the FINRA Series 7, Series 65, or Series 82 licenses, and/or other such certain professional certifications, designations or credentials or other credentials issued by an accredited educational institution, which the SEC may designate from time to time by order; or

☐ I am a knowledgeable employee of the fund; or

☐ I am a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

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V. CERTIFICATIONS

I understand that investment in the securities is an illiquid investment. In particular, I recognize that I must bear the economic risk of investment in the securities for an indefinite period of time since the securities have not been registered under the Act and therefore cannot be sold unless either they are subsequently registered under the Act or an exemption from such registration is available and a favorable opinion of counsel for the Company to that effect is obtained if requested by the Company. I consent to the affixing by the Company of such legends on certificates representing the securities as any applicable federal or state securities law may require from time to time.

I represent and warrant to the Company that: (i) all information provided in this Questionnaire is complete, true and correct; (ii) I and my investment managers, if any, have carefully reviewed and understand the risks of, and other considerations relating to, a purchase of these securities; (iii) I and my investment managers, if any, have been afforded the opportunity to obtain all information necessary to verify the accuracy of any representations or information in the transaction documents for this offering and other information provided to the undersigned and have had all inquiries to the Company answered, and have been furnished all requested materials relating to the Company and the offering and sale of the securities; (iv) I have such knowledge and experience in financial and investment matters, either alone or with my investment managers, that I am capable of evaluating the merits and risks of this investment; (v) neither I nor my investment managers, if any, have been furnished any offering literature by the Company or any of its affiliates, associates or agents other than the transaction documents, the term sheet, and the investor presentation provided to the undersigned by the Company related to this investment (collectively, the “Offering Materials”) relating to this investment, and the documents referenced therein; and (vi) I am acquiring the securities for which I am subscribing for my own account, as principal, for investment and not with a view to the resale or distribution of all or any part of the securities. By my completion of this Questionnaire and execution of other transaction documents, I confirm and agree that I have reviewed and understand the provisions of each such transaction document and, should my subscription be accepted by the Company, agree to be bound thereby.

The undersigned, if a corporation, partnership, trust or other form of business entity: (i) is authorized and otherwise duly qualified to purchase and hold the securities; (ii) has obtained such additional tax and other advice that it has deemed necessary; (iii) has its principal place of business at its address set forth in this Questionnaire; and (iv) has not been formed for the specific purpose of acquiring the securities (although this may not necessarily disqualify the subscriber as a purchaser). The persons completing this Questionnaire and executing all other documents related to the offering, represent that they are duly authorized to complete or execute all such documents on behalf of the entity. (If the undersigned is one of the aforementioned entities, it agrees to supply any additional written information that may be required.

All of the information which I have furnished to the Company, and which is set forth in this Questionnaire is correct and complete as of the date of this Questionnaire. If any material change in this information should occur prior to my subscription being accepted, I will immediately furnish the revised or corrected information. I further agree to be bound by all of the terms and conditions of the Offering Materials. I am the only person with a direct or indirect interest in the securities subscribed for hereby.

I agree to indemnify and hold harmless the Company and its Officers, Directors, employees, affiliates, and agents as well as the brokerage firm through which I am subscribing (if any) and all of its officers, directors, employees, affiliates, and agents from and against all damages, losses, costs and expenses (including reasonable attorneys’ fees) they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions set forth in the transaction documents. This subscription is not transferable or assignable by me without the written consent of the Company. If more than one person is completing this Questionnaire, the obligations of each shall be joint and several, and the representations contained in this Questionnaire shall be deemed to be made by, and be binding upon, each of these persons and his or her heirs, executors, administrators, successors, and assigns. This subscription, upon acceptance by the Company, shall be binding upon my heirs, executors, administrators, successors, and assigns.

This Questionnaire and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

Under penalties of perjury, by signing below I certify that (i) my taxpayer identification number shown in this Questionnaire is correct; and (ii) I am not subject to backup withholding because: (a) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest and dividends; or (b) the Internal Revenue Service has notified me that I am no longer subject to backup withholding. (If you have been notified that you are subject to backup withholding and the Internal Revenue Service has not advised you that backup withholding has been terminated, strike out item (ii)).

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VI. INFORMATION REQUIRED BY FEDERAL LAW

The USA Freedom Act requires us to obtain the following information from you to detect and prevent misuse of the world financial system.

1.	In the space provided below, please provide details of where monies were transferred from to the Company in relation to your subscription for the securities.

Country	Name of Bank / Financial Institution	Name of Account Holder	Account Number

If the country from which the monies were transferred appears in the Approved Country List below, please skip to section 3. If the country does not appear, please go to section 2.

Argentina	Australia	Austria	Belgium	Brazil
Canada	Denmark	Finland	France	Germany
Greece	Gulf Cooperation Council	Hong Kong		Ireland
Italy	Japan	The Netherlands (including the Netherlands Antilles and Aruba)	Luxembourg	Mexico
New Zealand	Norway	Portugal		Singapore
South Africa	Spain	Sweden	Switzerland	Turkey
United Kingdom	United States

2.	If subscription monies were transferred to the Company from any country other than on the “Approved Country List” (see above), please provide the following documentation to the Company (all copies should be in English and certified as being “true and correct copies of the original” by a notary public of the jurisdiction of which you are resident).

(a)	For Individuals:

(i)	evidence of name, signature, date of birth and photographic identification;
(ii)	evidence of permanent address; and
(iii)	where possible, a reference from a bank with whom the individual maintains a current relationship and has maintained such relationship for at least two years.

(b)	For Companies:

(i)	a copy of its certificate of incorporation and any change of name certificate;
(ii)	a certificate of good standing;
(iii)	a register or other acceptable list of directors and officers;
(iv)	a properly authorized mandate of the company to subscribe in the form, for example, of a certified resolution which includes naming authorized signatories;
(v)	a description of the nature of the business of the company;
(vi)	identification, as described above for individuals, for at least two directors and authorized signatories;
(vii)	a register of members or list of shareholders holding a controlling interest; and
(viii)	identification, as described above, for individuals who are beneficial owners of corporate shareholders which hold 10% or more of the capital share of the company.

(c)	For Partnerships and Unincorporated Businesses:

(i)	a copy of any certificate of registration and a certificate of good standing, if registered;
(ii)	identification, as described above, for individuals and, where relevant, companies constituting a majority of the partners, owners or managers and authorized signatories;
(iii)	a copy of the mandate from the partnership or business authorizing the subscription in the form, for example, of a certified resolution which includes naming authorized signatories; and
(iv)	a copy of constitutional documents (formation and partnership agreements).

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(d)	For Trusts:

(i)	identification, as described above, for individuals or companies (as the case may be) in respect of the trustees;
(ii)	identification, as described above for individuals, of beneficiaries, any person on whose instructions or in accordance with those wishes the trustee/nominee is prepared or accustomed to act and the settlor of the trust; and
(iii)	evidence of the nature of the duties or capacity of the trustee.

3.	The Company is also required to verify the source of funds. To this end, summarize the underlying source of the funds remitted to us (for example, where subscription monies were the profits of business (and if so, please specify type of business), investment income, savings, etc.).

Source of Funds:

VII. SUITABILITY QUESTIONNAIRE

This is a speculative investment (Each responding individual must complete his/her own Suitability Questionnaire)

Name of Individual Investor OR Name of Person Answering Questions on behalf of an Entity/Trust/IRA Investor:

A.	Please provide the below Identification information:

ID Number:

Place of Issuance:

Issue Date:

Expiration Date:

Are you a U.S. Citizen?	☐ Yes	☐ No

Please provide a copy of the photo page of your government-issued identification.

B.	Please provide your present employment status. If currently retired or unemployed, please provide your last/most recent employment history:

Current Employment Status	Latest Role/Occupation	Latest Employer Name

C.	Please provide the following information concerning your financial experience:

C-1.	Risk Tolerance (select one):

☐ Speculative – You are willing to accept substantial risk. May endure extensive volatility and very limited or no liquidity. You value the potential for maximizing long-term returns over principal preservation.

☐ Aggressive – You are willing to accept considerable risk. You may endure high volatility and limited or very limited liquidity. You value long-term appreciation over principal preservation.

☐ Moderate – You are willing to accept limited risk. You may endure some volatility and illiquidity. You value enhancing returns and principal preservation equally. You are willing to risk losing a substantial amount of your investment.

☐ Conservative – You are willing to accept low risk for greater stability and liquidity. You value minimizing risk and maximizing principal preservation.

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C-2.	What is your primary investment objective? (select one):

☐ Investment speculation

☐ Steadily accumulate wealth over the long term

☐ Partially fund my retirement

☐ Other

C-3.	What are your time horizon and liquidity needs?

(a) Time Horizon (select one):	(b)	Liquidity Needs (select one):

☐ 10 years or more		☐ Low
☐ 5 –10 years		☐ Medium
☐ 2 – 5 years		☐ High
☐ Under 2 years

C-4.	How much investment experience do you have? (select one):

☐ Extensive

☐ Substantial

☐ Moderate

☐ Limited

☐ None

C-5.	Please state the approximate number and total dollar amount of your prior investments in restricted securities (e.g., private placements):

No. of Investments: _________________ Total Amount: _________________

C-6.	Please indicate your Annual Income and Net Worth:

(a)	Annual Income	(b)	Net Worth	(c)	Liquid Net Worth

☐ Under $25,000	☐ Under $25,000	☐ Under $25,000
☐ $25,000 – $50,000	☐ $25,000 – $50,000	☐ $25,000 – $50,000
☐ $50,000 – $75,000	☐ $50,000 – $75,000	☐ $50,000 – $75,000
☐ $75,000 – $100,000	☐ $75,000 – $100,000	☐ $75,000 – $100,000
☐ $100,000 – $200,000	☐ $100,000 – $150,000	☐ $100,000 – $150,000
☐ $200,000 – $300,000	☐ $150,000 – $200,000	☐ $150,000 – $200,000
☐ $300,000 – $500,000	☐ $200,000 – $250,000	☐ $200,000 – $250,000
☐ $500,000 – $1,200,000	☐ $250,000 – $500,000	☐ $250,000 – $500,000
☐ Over $1,200,000	☐ $500,000 – $1,000,000	☐ $500,000 – $1,000,000
☐ $1,000,000 – $5,000,000	☐ $1,000,000 – $5,000,000
☐ Over $5,000,000	☐ Over $5,000,000

C-7.	Please provide in the space below any additional information which would indicate that you have sufficient knowledge and experience in financial and business matters so that you are capable of evaluating the merits and risks of investing in restricted securities of private or thinly traded enterprise.

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D.	Please provide the following information concerning your industry and other affiliations.

D-1.	Are you, your spouse or spousal equivalent, or any other immediate family members, including parents, in-laws, and siblings that are dependents, an officer, director or greater than ten percent (10%) shareholder of the Company offering securities?

☐ Yes	☐ No

D-2.	Are you, your spouse or spousal equivalent, or any other immediate family members, including parents, in-laws, and siblings that are dependents, employed by or associated with the securities industry (for example, investment advisor, sole proprietor, partner, officer, director, branch manager or broker at a broker-dealer firm or municipal securities dealer) or a financial regulatory agency, such as FINRA or the New York Stock Exchange?

☐ Yes	☐ No

If yes, please provide the name and contact information for such firm.

D-3.	Are you a senior military, governmental or political official in a non-US country?

☐ Yes	☐ No

If yes, please provide the name of the country.

E.	Trusted Contact. If you are over 65 years old, please provide the name and contact phone number of a trusted contact:

Name	Relationship	Contact Number

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VIII. SIGNATURES

This Questionnaire contains various statements and representations by subscribers and should be carefully reviewed in its entirety before executing this signature page. I hereby certify that I have reviewed and am familiar with the instructions of this Questionnaire.

☐ (check if applicable) I hereby certify that I previously invested in the Company and that, unless otherwise indicated in this Questionnaire, the information I provided in the Questionnaire dated for my previous investment continues to be true and correct and is incorporated by reference into this Questionnaire.

Dated:

Print name of individual subscriber, custodian, person,	Signature of individual subscriber, authorized
corporation, trust:	Trustee:

Print name of co-subscriber, authorized person,	Signature of co-subscriber, authorized person,
co-trustee if required by trust instrument:	co-trustee if required by trust instrument:

Investment Authorization. The undersigned corporation, partnership, limited liability company, benefit plan, or IRA has all requisite authority to acquire the securities hereby subscribed for and to complete the Questionnaire, and further, the undersigned officer, partner, manager, or fiduciary of the subscribing entity has been duly authorized by all requisite action on the part of such entity to execute these documents on its behalf. Such authorization has not been revoked and is still in full force and effect.

Check Box:	☐ Yes	☐ No	☐ Not Applicable

CAPACITY CLAIMED BY SIGNER: (select one)

☐ Individual(s)	☐ Attorney-In-Fact
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☐ Corporate Officer:	☐ Other:

Title	Title

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Exhibit C

RISK FACTORS

An investment in our securities involves a high degree of risk. You should carefully consider the risks described below as well as the other information included in the Transaction Documents, before making an investment decision. Our business, prospects, financial condition, or operating results could be harmed by any of these risks, as well as other risks not currently known to us or that we currently consider immaterial.

Risks Related to Our Financial Position and Need for Additional Capital

Although we have generated approximately $1.3 million of revenues as of December 31, 2021, our future profitability is uncertain.

Our likelihood of success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered in connection with the development and expansion of a business enterprise. Our net losses for the year ended December 31, 2021 and the period from November 20, 2020 (inception) through December 31, 2020 were $109,499 and $4,267, and our accumulated deficit as of December 31, 2021 was $114,666. If we are unable to achieve and maintain profitability, we may be unable to continue our operations.

Even if this offering is successful, we will require substantial additional funding. If we are unable to raise capital on favorable terms when needed, we could be forced to curtail, delay or discontinue our business.

Since our inception, we have not generated sufficient revenues from our operations to continue to fund the development and expansion of our business. To date, we have funded a significant portion of our operations through the sale of our equity securities. As of December 31, 2021, we had cash of $100,012. Although we expect that the net proceeds from this offering and our existing cash will be sufficient to fund our current operations, our operating plan may change as a result of many factors currently unknown to us, and we may need to seek additional funds sooner than planned, through equity or debt financings or other third-party funding or a combination of these approaches. Raising funds may present challenges including, but not limited to, as a result of the ongoing Coronavirus (“COVID-19”) pandemic. Even if we believe we have sufficient funds for our current or future operating plans, we may seek additional capital if market conditions are favorable or based upon specific strategic considerations.

Any additional fundraising efforts may divert our management from their day-to-day activities, which may adversely affect our ability to develop and commercialize our products and services. In addition, we cannot guarantee that future financing will be available in sufficient amounts or on terms acceptable to us, if at all. Moreover, the terms of any financing may adversely affect the holdings or the rights of our stockholders. The sale of additional equity or convertible securities may dilute our stockholders. In addition, the future issuance of shares of Class B common stock may be dilutive to the holders of Class A common stock, particularly with respect to their voting power. The incurrence of indebtedness would result in increased fixed payment obligations and we may be required to agree to certain restrictive covenants, such as limitations on our ability to make certain dividends, incur additional debt, limitations on our ability to acquire, sell or license intellectual property rights and other operating restrictions that could adversely impact our ability to conduct our business.

If we are unable to obtain funding on a timely basis, we may be required to significantly curtail, delay or discontinue our operations or be unable to expand our operations or otherwise capitalize on our business opportunities, as desired, which could materially affect our business, financial condition and results of operations.

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Our independent registered public accounting firm has expressed substantial doubt about our ability to continue as a going concern, which may hinder our ability to obtain future financing.

Our financial statements as of December 31, 2021 have been prepared under the assumption that we will continue as a going concern for the next twelve months. Our independent registered public accounting firm included in its opinion for the year ended December 31, 2021 an explanatory paragraph referring to our recurring losses from operations and expressing substantial doubt in our ability to continue as a going concern without additional capital becoming available. Our ability to continue as a going concern is dependent upon our ability to obtain additional equity or debt financing, reduce expenditures and generate significant revenue. Our financial statements as of December 31, 2021 did not include any adjustments that might result from the outcome of this uncertainty. The reaction of investors to the inclusion of a going concern statement by our auditors, and our potential inability to continue as a going concern, in future years could materially adversely affect the price of our securities and our ability to raise new capital.

Risks Related to Our Business and Industry

We face significant competition, which may harm our business, results of operations or financial condition.

We face substantial competition in the healthcare services markets. Our key competitors include, among others, healthcare consulting service providers, healthcare payment accuracy companies and providers of other data products and data analytics solutions, including healthcare risk adjustment, quality, economic statistics and other data. We also compete with certain of our customers that internally provide some of the same solutions that we offer. The increasing standardization of certain healthcare services has made it easier for companies to enter these markets with competitive products and services. We cannot fully anticipate whether or when companies in adjacent or other product or service areas may launch competitive products and/or services, and any such entry may lead to obsolescence of our products and/or services or loss of market share or erosion of the prices for our solutions, or both. The extent of this competition may vary by the size of companies, geographical coverage and scope and breadth of products and services offered. Furthermore, some of our competitors are significantly larger and have greater financial or other resources than we do. The vigorous competition we face requires us to provide high quality, innovative products at a competitive price. We cannot guarantee that we will be able to upgrade our existing solutions, or introduce new solutions at the same rate as our competitors, or at all, nor can we guarantee that such upgrades or new solutions will achieve market acceptance over or among competitive offerings, or at all. Therefore, these competitive pressures could have a material adverse impact on our business, results of operations or financial condition.

If we are unable to retain our existing customers or attract new customers, our business, financial condition or results of operations could suffer.

Our success depends substantially upon the retention of our existing customers and attracting new customers. We may not be able to retain our existing customers or attract new customers if we are unable to provide solutions or services that our existing or prospective customers believe enable them to achieve improved efficiencies and cost-effectiveness. Our success in retaining and attracting customers will also depend, in part, on our ability to be responsive to pricing pressures and changing business models. To remain competitive in the healthcare services markets, we must continuously upgrade our existing solutions, and develop and introduce new solutions on a timely basis. Future advances in the healthcare services market could lead to new products or services that are competitive with our solutions, resulting in pricing pressure or rendering our solutions obsolete or not competitive. We also may not be able to retain or attract customers if our solutions contain errors or otherwise fail to perform properly, if our pricing structure is not competitive or if we are unable to renegotiate our customer contracts upon expiration. If we are unable to maintain our customer retention rates, or if we are unable to attract new customers, our business, results of operations or financial condition could be adversely impacted.

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Our business strategy and future success depend on our ability to cross-sell our solutions.

Our ability to generate revenue and growth partly depends on our ability to cross-sell our solutions to our existing customers and new customers. We may not be successful in cross-selling our solutions because our customers may find our additional solutions unnecessary, unattractive or cost-ineffective. Our failure to sell additional solutions to our existing and new customers could negatively affect our ability to grow our business.

If we are unable to successfully expand our sales force productivity, sales of our solutions and the growth of our business and financial performance could be harmed.

We continue to invest significantly in our sales force to obtain new customers and increase sales to existing customers. There is significant competition for sales personnel with the skills and technical knowledge that we require. Our ability to achieve significant revenue growth and profitably will depend, in large part, on our success in recruiting, training and retaining sufficient numbers of sales personnel to support our sales efforts. A portion of our current sales personnel are new to our company. New hires require significant training and may require a lengthy onboarding process before they achieve full productivity. Our recent hires and planned hires may not become productive as quickly as we expect, and we may be unable to hire or retain sufficient numbers of qualified individuals in the markets where we do business or plan to do business. If we are unable to recruit, train and retain a sufficient number of productive sales personnel, sales of our solutions and the growth of our business could be harmed. Additionally, if our efforts to improve sales force productivity do not result in increased revenue, our operating results could be negatively impacted due to increased operating expenses associated with these efforts.

An economic downturn or volatility could have a material adverse impact on our business, results of operations or financial condition.

The United States and world economies have experienced significant economic uncertainty and volatility during recent years. A weakening of economic conditions could lead to reductions in demand for our solutions. As a result of volatile or uncertain economic conditions, we may experience the negative effects of increased financial pressures on our customers. For instance, our business could be negatively impacted by increased competitive pricing pressure and a decline in our customers’ creditworthiness, which could result in us incurring increased bad debt expense. Additionally, volatile or uncertain economic conditions in the United States and other parts of world could lead our state and government customers to terminate, or elect not to renew, existing contracts with us, or not enter into new contracts with us. Furthermore, demand for staffing services is sensitive to changes in economic activity. Many healthcare facilities utilize temporary healthcare professionals to accommodate an increase in hospital admissions. Conversely, when hospital admissions decrease in economic downturns or periods of high inflation, due to reduced consumer spending, the demand for staffing healthcare professionals typically declines. In times of economic downturn and inflation, permanent full-time and part-time healthcare facility staff are generally inclined to work more hours and overtime, resulting in fewer available vacancies and less demand for our services. If we are not able to timely and appropriately adapt to changes resulting from a weak economic environment, it could have a material adverse impact on our business, results of operations or financial condition.

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The novel coronavirus (“COVID-19”) pandemic has adversely impacted and could continue to adversely impact the business, results of operations, financial condition, liquidity and cash flows of us and our clients.

The COVID-19 pandemic and efforts to control its spread have had a significant, ongoing impact on our operations and the operations of our healthcare clients. The magnitude and duration of the disruption and resulting decline in business activity will largely depend on future developments which are highly uncertain and cannot be predicted. Because our hospital and other health care provider clients have understandably prioritized their resources, capacity and staff as the COVID-19 outbreak continues to strain their organizations, we expect that our business will continue to be adversely affected, including by negatively impacting the demand and timing for implementing our solutions and the timing of payment for our services. For example, the COVID-19 pandemic negatively impacted revenue for the year ended December 31, 2021, as we saw reduced revenue from expected sales of our professional staffing services. We are unable to predict the continuing magnitude of any such effect.

As a result of the COVID-19 pandemic, we previously instituted a work-from-home policy for some of our employees and had limited employee travel to essential travel only, which restricted some sales, marketing and other important business activities. In addition, concerns over the economic impact of the COVID-19 pandemic have caused continued volatility in financial and other capital markets which has adversely impacted and may continue to adversely impact our stock price and our ability to access capital markets. The extent to which the COVID-19 pandemic will continue to impact our results of operations and financial condition will depend on future developments that are highly uncertain and cannot be predicted, including the duration and severity of the pandemic, additional “waves” of outbreaks and variants of the virus, the impact of the pandemic on economic activity, and the actions taken by health authorities and policy makers to contain its impacts on public health and the global economy. The COVID-19 pandemic may also have the effect of heightening many of the other risks described herein, such as those relating to our products and services, sales cycles, the retention of key employees and financial performance.

Our ability to generate revenue could suffer if we do not continue to update and improve our existing solutions and develop new ones.

We must continually improve our existing solutions in a timely manner and introduce new and valuable solutions in order to respond to regulatory developments and customer demands and, thereby, retain existing customers and attract new ones. For example, from time to time, government agencies may alter format and data code requirements applicable to electronic transactions. In addition, our customers may request that our solutions be customized to satisfy particular needs. We may not be successful in responding to regulatory developments or changing customer needs. In addition, these regulatory or customer-imposed requirements may impact the profitability of particular solutions and customer engagements. If we do not respond successfully to regulatory changes, as well as evolving industry standards and customer demands, our solutions may become obsolete. If we lower our prices on some of our solutions, we will need to increase our margins on other solutions in order to maintain our overall profitability.

Achieving market acceptance of new or updated solutions is necessary in order for them to become profitable and will likely require significant efforts and expenditures.

Our future financial results will depend in part on whether our new or updated solutions receive sufficient customer acceptance. Achieving market acceptance for new or updated solutions may require substantial marketing efforts and expenditure of significant funds to create awareness and demand by our existing or prospective customers. Failure to achieve broad penetration in target markets with respect to new or updated solutions could have a material adverse impact on our business, results of operations or financial condition.

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Our business would be adversely affected if we cannot obtain, process or distribute data we require to provide our solutions.

Our business relies on our ability to obtain, process, monetize and distribute data in the healthcare industry in a manner that complies with applicable law, regulation and contractual and restrictions. Our failure to obtain and distribute such data in a compliant manner could have a harmful effect on our ability to use and disclose such data which in turn could impair our ability to share such data with our customers or incorporate it into our services and offerings. In addition to complying with requirements in obtaining the data, the use, processing and distribution of such data may require us to obtain consent from third parties or follow additional laws, regulations or contractual restrictions that apply to the healthcare industry. Moreover, we may be subject to claims or liability for use or disclosure of information. Any such claims or liabilities and other failures to comply with applicable requirements could subject us to unexpected costs and adversely affect our operating results.

Poor service, system errors or failures of our solutions to conform to specifications could cause unforeseen liabilities or injury, harm our reputation and have a material adverse impact on our business, results of operations or financial condition.

Some of our solutions are intended to provide information to healthcare professionals in the course of delivering patient care. Although our contracts may disclaim liability for medical decisions and responsibility for patient care, if use of or inability to use our solutions leads to faulty clinical decisions or injury to patients, such disclaimers may be unenforceable and we could be subject to claims or litigation by healthcare professionals, their patients or our customers. Further, negative publicity regarding our services, whether accurate or inaccurate, could harm our reputation, decrease demand for our services, lead to withdrawals of our services or impair our ability to successfully launch and market our services in the future.

We attempt to limit, by contract, our liability for damages arising from our negligence, errors, mistakes or security breaches. However, contractual limitations on liability may not be accepted by our customers, may not be enforceable or may otherwise not provide sufficient protection to us from liability for damages. We maintain liability insurance coverage, including coverage for cyber-liability. It is possible, however, that claims could be denied or exceed the amount of our applicable insurance coverage, if any, or that this coverage may not continue to be available on acceptable terms or in sufficient amounts. Even if these claims do not result in liability to us, investigating and defending against them could be expensive and time consuming and could divert management’s attention away from our operations. In addition, negative publicity caused by these events may negatively impact our customer relationships, market acceptance of our solutions or may harm our reputation and our business.

Disruptions in service or damages to our data or systems failures, could have a material adverse impact on our business, results of operations or financial condition.

Our business operations depend on our ability to maintain and protect our network and computer systems, some of which are outsourced to certain third-party hosting providers. Our operations are vulnerable to interruption and/or damage from a number of sources, many of which are beyond our control, including, without limitation: (1) power loss and telecommunications failures; (2) fire, flood, hurricane and other natural disasters; (3) software and hardware errors, failures or crashes; and (4) cyber and ransomware attacks, computer viruses, hacking, break-ins, sabotage, intentional acts of vandalism and other similar disruptive problems. The occurrence of any of these events could result in interruptions, delays or cessations in service to users of our solutions, which could impair or prohibit our ability to provide our solutions, reduce the attractiveness of our solutions to our customers and could have a material adverse impact on our business, results of operations or financial condition. If customers’ access to our solutions is interrupted, we could be in breach of our agreements with customers and/or exposed to significant claims. Any significant instances of system downtime could negatively affect our reputation and ability to provide our services, which could have a material adverse impact on our business, results of operations or financial condition.

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Breaches and failures of IT systems and the sensitive information we transmit, use and store, expose us to potential liability and reputational harm.

Our business relies on information systems to obtain, process, analyze, and manage data. To the extent IT systems are not successfully implemented or fail, our business and results of operations may be adversely affected. Further, our business relies to a significant degree upon the secure transmission, use and storage of sensitive information, including protected health information and other personally identifiable information, financial information and other confidential information and data within these systems.

To protect this information, we seek to implement commercially reasonable security measures and maintain information security policies and procedures informed by requirements under applicable law and recommended practices, in each case, as applicable to the data collected, hosted and processed. Despite our security management efforts our is vulnerable to unauthorized access to data and/or breaches of confidential information due to criminal conduct, physical break-ins, hackers, employee or insider malfeasance and/or improper employee or contractor access, computer viruses, programming errors, denial-of-service attacks, ransomware events, phishing schemes, fraud, terrorist attacks, human error or other breaches by insiders or third parties or similar disruptive problems. It is not possible to prevent all security threats to our data. Techniques used to obtain unauthorized access, disable or degrade service or sabotage systems change frequently and may be difficult to detect for long periods of time. Further, defects in the design or manufacture of applications we develop or procure from third parties could compromise our data. These events, including unauthorized access, misappropriation, disclosure or loss of sensitive information (including financial or personal health information) or a significant disruption of our network, expose us to risks including risks to our ability to provide our solutions, management distraction and the obligation to devote significant financial and other resources to mitigate such problems and increases to our future information security costs. Moreover, unauthorized access, use or disclosure of certain sensitive information in our possession or our failure to satisfy legal requirements, including requirements relating to safeguarding protected health information under the Health Insurance Portability and Accountability Act or state data privacy laws could result in civil and criminal liability and regulatory action, which could result in potential fines and penalties, as well as costs relating to investigation of an incident or breach, corrective actions, required notifications to regulatory agencies and customers, credit monitoring services and other necessary expenses. In addition, actual or perceived breaches of our security management efforts can cause existing customers to terminate their relationship with us and deter existing or prospective customers from using or purchasing our solutions in the future. These events can have a material adverse impact on our business, results of operations, financial condition and reputation.

Because our products and services involve the storage, use and transmission of personal information of consumers, we may be the target of attempted cyber and other security threats by outside third parties, including technically sophisticated and well-resourced bad actors attempting to access or steal the data we store. Vendor, insider or employee cyber and security threats also occur and are a significant concern for all companies, including ours. Recently, there have been a number of high profile security breaches involving the improper dissemination of personal information of individuals both within and outside of the healthcare industry. These breaches have resulted in lawsuits and governmental enforcement actions that have sought or obtained significant fines and penalties, and have required companies to enter into agreements with government regulators that impose ongoing obligations and requirements, including internal and external (third party) monitorships for five years or more. While we maintain liability insurance coverage including coverage for cyber-liability, claims may not be covered or could exceed the amount of our applicable insurance coverage, if any, or such coverage may not continue to be available on acceptable terms or in sufficient amounts.

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We rely on Internet infrastructure, bandwidth providers, data center providers, other third parties and our own systems in providing certain of our solutions to our customers, and any failure or interruption in the services provided by these third parties or our own systems could expose us to litigation and negatively impact our relationships with customers, adversely affecting our brand and our business.

Our ability to deliver our solutions is dependent on the development and maintenance of the infrastructure of the Internet and other telecommunications services by third parties. This includes maintenance of a reliable network connection with the necessary speed, data capacity and security. As a result, our information systems require an ongoing commitment of significant resources to maintain and enhance existing systems and develop new systems in order to keep pace with continuing changes in information technology, emerging cybersecurity risks and threats, evolving industry and regulatory standards and changing preferences of our customers.

We may experience interruptions in these systems, including server failures that temporarily slow down the performance of our solutions. We rely on internal systems as well as vendors, including bandwidth and telecommunications equipment providers, to provide our solutions. We do not maintain redundant systems or facilities for some of these services. Interruptions in these systems, whether due to system failures, computer viruses, physical or electronic break-ins or other catastrophic events, could affect the security or availability of our solutions and prevent or inhibit the ability of our customers to access our solutions.

If a catastrophic event were to occur with respect to one or more of these systems or facilities, we may experience an extended period of system unavailability, which could result in substantial costs to remedy those problems or negatively impact our relationship with our customers, results of operations and financial condition.

Failure by our customers to obtain proper permissions or provide us with accurate and appropriate information may result in claims against us or may limit or prevent our use of information, which could harm our business. Additionally, privacy concerns relating to our business could damage our reputation and deter current and potential customers from using our solutions.

To the extent we are not otherwise permitted to use and/or disclose customer information, we require our customers to provide necessary notices and obtain necessary permissions for the use and disclosure of such information. If they do not provide necessary notices or obtain necessary permissions, then our use and disclosure of information that we receive from them or on their behalf may be limited or prohibited by federal or state privacy or other laws. Such failures by our customers could impair our functions, processes and databases that reflect, contain or are based upon such information. Furthermore, such failures by our customers could interfere with or prevent creation or use of analyses or other data-driven activities that benefit us, or make our solutions less useful. Accordingly, we may be subject to claims or liability for inaccurate data. These claims or liabilities could damage our reputation, subject us to unexpected costs and could have a material adverse impact on our business, results of operations or financial condition.

Additionally, in recent years, consumer advocates, media and elected officials increasingly and publicly have criticized companies in data focused industries regarding the collection, storage and use of personal data. Concerns about our practices with regard to the collection, use, disclosure or security of personal information or other privacy related matters, even if unfounded, could damage our reputation and adversely affect our business, results of operations or financial condition.

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It is difficult to predict the sales cycle and implementation schedule for our products and services.

The duration of the sales cycle and implementation schedule for our products and services depends on a number of factors, including the nature and size of the potential client and the extent of the commitment being made by the potential client, all of which may be difficult to predict. Our sales and marketing efforts with respect to hospitals and large health organizations generally involve a lengthy sales cycle due to these organizations’ complex decision-making processes. Additionally, in light of increased government involvement in healthcare and related changes in the operating environment for healthcare organizations, our current and potential clients may react by reducing or deferring investments, including their purchases of our solutions or services. If clients take longer than we expect to decide whether to purchase our solutions, our revenues could decrease, which could materially and adversely impact our business, financial condition and operating results.

Our independent content providers may fail to perform adequately or comply with laws, regulations or contractual covenants.

We depend on some independent content providers for the development of health education and other scientific content resources. Our ability to rely on these services could be impaired as a result of the failure of such providers to comply with applicable laws, regulations and contractual covenants or as a result of events affecting such providers, such as power loss, telecommunication failures, software or hardware errors, computer viruses and similar disruptive problems, fire, flood and natural disasters. Any such failure or event could adversely affect our relationships with our clients and damage our reputation. This could materially and adversely impact our business, financial condition and operating results. We may have no means of replacing content providers on a timely basis, or at all, if they are inadequate or in the event of a service interruption. We depend on our content providers to deliver high quality content from reliable sources and to continually upgrade their content in response to demand and evolving regulations. If these parties fail to develop and maintain high quality, attractive content, the value of our brand and our business, financial condition and operating results could be materially and adversely impacted.

We may be liable for use of content we provide.

If any of the content that we provide to our customers, including content we generate as a result of our grant writing services, is incorrect or incomplete, it may give rise to claims against us. While we maintain insurance coverage in an amount that we believe is sufficient for our business, we cannot provide assurance that this coverage will prove to be adequate or will continue to be available on acceptable terms, if at all. A claim that is brought against us that is uninsured or under-insured could materially and adversely impact our business, financial condition and operating results. Even unsuccessful claims could result in substantial costs and diversion of management and other resources.

Our financial results may be adversely affected if we underprice our contracts, overrun our cost estimates or fail to receive approval for or experience delays in documenting change orders.

Most of our grant writing service contracts are either fee for service contracts or fixed-fee contracts. Our past financial results have been, and our future financial results may be, adversely impacted if we initially underprice our contracts or otherwise overrun our cost estimates and are unable to successfully negotiate a change order. Change orders typically occur when the scope of work we perform needs to be modified from that originally contemplated by our contract with the client. Where we are not successful in converting out-of-scope work into change orders under our current contracts, we will bear the cost of the additional work. Such underpricing, significant cost overruns or delay in documentation of change orders could have a material adverse effect on our business, results of operations, financial condition or cash flows.

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As we develop new services and clients, enter new lines of business, and focus more of our business on providing a full range of talent solutions, the demands on our business and our operating risks may increase.

As part of our strategy, we plan to extend our services. As we focus on developing new services, capabilities and clients, and engage in business in new geographic locations, our operations may be exposed to additional as well as enhanced risks. In particular, our growth efforts may place substantial additional demands on our management and other team members, as well as on our information, financial, administrative, compliance and operational systems. We may not be able to manage these demands successfully. Growth may require increased recruiting efforts, increased regulatory and compliance efforts, increased business development, selling, marketing and other actions that are expensive and entail increased risk. We may need to invest more in our people and systems, controls, compliance efforts, policies and procedures than we anticipate. As our business continues to evolve and we provide a wider range of services, we will become increasingly dependent upon our employees. Failure to identify, hire, train and retain talented employees who share our values could have a negative effect on our reputation and our business. The demands that our current and future growth place on our people and systems, controls, compliance efforts, policies and procedures may exceed the benefits of such growth, and our operating results may suffer, at least in the short-term, and perhaps in the long-term.

Consolidation in the healthcare industry could adversely impact our business, financial condition and operating results.

Many healthcare provider organizations are consolidating to create integrated healthcare delivery systems with greater market power. As provider networks and managed care organizations consolidate, thus decreasing the number of market participants, competition to provide products and services like ours will become more intense, and the importance of establishing and maintaining relationships with key industry participants will increase. These industry participants may try to use their market power to negotiate price reductions for our products and services. Any of these factors could materially and adversely impact our business, financial condition and operating results.

If we do not continue to recruit and retain sufficient quality healthcare professionals at reasonable costs, it could increase our operating costs and negatively affect our business and our profitability.

We rely significantly on our ability to recruit and retain a sufficient number of healthcare professionals who possess the skills, experience and licenses necessary to meet the requirements of our clients. With rising clinician burnout rates resulting from the COVID-19 pandemic, an ongoing shortage of certain qualified nurses and physicians in many areas of the United States and low unemployment rates for nurses and physicians, competition for the hiring of these professionals remains intense. Our ability to recruit temporary and permanent healthcare professionals may be exacerbated by continued low levels of unemployment.

We compete with healthcare staffing companies, recruitment and placement agencies, including online staffing and recruitment agencies, and with hospitals, healthcare facilities and physician practice groups to attract healthcare professionals based on the quantity, diversity and quality of assignments offered, compensation packages, the benefits that we provide and speed and quality of our service.

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The costs of recruitment of quality healthcare professionals and providing them with competitive compensation packages may be higher than we anticipate, or we may be unable to pass these costs on to our hospital and healthcare facility clients, which may reduce our profitability. Moreover, if we are unable to recruit temporary and permanent healthcare professionals, our service execution may deteriorate and, as a result, we could lose clients or not meet our service level agreements with these clients that have negative financial repercussions.

The ability of our clients to increase the efficiency and effectiveness of their staffing management and recruiting efforts may affect the demand for our services that could negatively affect our business.

If our clients are able to increase the effectiveness of their staffing and recruitment functions, their need for our services may decline. With the advent of technology and more sophisticated staffing management and recruitment processes, including internal “travel” and other healthcare staffing models, clients may be able to successfully increase the efficiency and effectiveness of their internal staffing management and recruiting efforts, through more effective planning and analytic tools, internet- or social media-based recruiting or otherwise. Such new technologies and processes could reduce the demand for our services, which could negatively affect our business.

Our work with government clients exposes us to additional risks inherent in the government contracting environment.

Our clients may include national, provincial, state, local and foreign governmental entities and their agencies. Our government work carries various risks inherent in contracting with government entities. These risks include, but are not limited to, the following:

●	Government entities, particularly in the United States, often reserve the right to audit our contracts and conduct reviews, inquiries and investigations of our business practices and performance with respect to government contracts. If a government client discovers improper conduct during its audits or investigations, we may become subject to various civil and criminal penalties, including those under the civil U.S. False Claims Act, and administrative sanctions, which may include termination of contracts, suspension of payments, fines and civil money penalties, and suspensions or debarment from doing business with other government agencies.

●	U.S. government contracting regulations impose strict compliance and disclosure obligations and our failure to comply with these obligations could be a basis for suspension or debarment, or both, from federal government contracting in addition to breach of the specific contract.

●	Government contracts are subject to heightened reputational and contractual risks compared to contracts with commercial clients and often involve more extensive scrutiny and publicity. Negative publicity, including allegations of improper or illegal activity, poor contract performance, or information security breaches, regardless of accuracy, may adversely affect our reputation.

●	Terms and conditions of government contracts also tend to be more onerous, are often more difficult to negotiate and involve additional costs.

●	Government entities typically fund projects through appropriated monies. The change in presidential administration may affect budget priorities for our ongoing work.

●	Government entities reserve the right to change the scope of or terminate projects at their convenience for lack of approved funding or other reasons, which could limit our recovery of reimbursable expenses or investments. In addition, government contracts may be protested, which could result in administrative procedures and litigation, result in delays in performance and payment, be expensive to defend and be incapable of prompt resolution.

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The occurrences or conditions described above could affect not only our business with the particular government entities involved, but also our business with other entities of the same or other governmental bodies or with certain commercial clients and could have a material adverse effect on our business, results of operations and financial condition.

We may be a party to legal, regulatory and other proceedings that could result in unexpected adverse outcomes.

From time to time, we may be a party to legal and regulatory proceedings and investigations, including matters involving governmental agencies and entities with which we do business and other proceedings and investigations arising in the ordinary course of business. In addition, there are an increasing number of, and we may be subject to, investigations and proceedings in the healthcare industry generally that seek recovery under the Health Insurance Portability and Accountability Act, Anti-Kickback Statute, the False Claims Act, the Civil Money Penalty, the Stark Law, the Sunshine Act, state laws and other statutes and regulations applicable to our business. We also may be subject to legal proceedings under non-healthcare federal, and state laws affecting our business, such as the Telephone Consumer Protection Act, Fair Debt Collection Practices Act, Fair Credit Reporting Act, Controlling the Assault of Non-Solicited Pornography and Marketing Act, Junk Fax Prevention Act, Foreign Corrupt Practices Act, employment, banking and financial services and USPS laws and regulations. Such proceedings are inherently unpredictable, and the outcome can result in verdicts and/or injunctive relief that may affect how we operate our business or we may enter into settlements of claims for monetary payments. In some cases, substantial non-economic remedies or punitive damages may be sought. Governmental investigations, audits and other reviews could also result in criminal penalties or other sanctions, including restrictions, changes in the way we conduct business or exclusion from participation in government programs. We evaluate our exposure to these legal and regulatory proceedings and intend to establish reserves for the estimated liabilities in accordance with GAAP as necessary. Assessing and predicting the outcome of these matters involves substantial uncertainties. Unexpected outcomes in these legal proceedings, or changes in management’s evaluations or predictions and accompanying changes in established reserves, could have a material adverse impact on our business, results of operations or financial condition.

Litigation is costly, time-consuming and disruptive to normal business operations. The defense of these matters could also result in continued diversion of our management’s time and attention away from business operations, which could also harm our business. Even if these matters are resolved in our favor, the uncertainty and expense associated with unresolved legal proceedings could harm our business and reputation.

We may be liable for the misdiagnoses, mistreatment, injury or other harm to patients resulting from the use of data that we provide to health care providers, and any resulting claims could negatively impact our operating results and result in a decline in our stock price.

We provide, and facilitate providing, information for use by health care providers in treating patients. If this data is incorrect or incomplete, the patient could be misdiagnosed or mistreated resulting in adverse consequences, including death, giving rise to claims against us. In addition, certain of our solutions relate to patient health information, and a court or government agency may take the position that our delivery of this information exposes us to personal injury liability or other liability for wrongful delivery or handling of health care services or erroneous health information. While we maintain liability insurance coverage in an amount that we believe is sufficient for the risks associated with our business, we cannot assure you that this coverage will prove to be adequate or will continue to be available on acceptable terms, if at all. A claim brought against us that is uninsured or under-insured could harm our business, financial condition and results of operations. Even unsuccessful claims could result in substantial costs and diversion of management resources and could cause the trading price of our common stock to decline.

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Our success depends in part on our ability to identify, recruit and retain skilled management and technical personnel. If we fail to recruit and retain suitable candidates or if our relationship with our employees changes or deteriorates, there could be a material adverse impact on our business, results of operations or financial condition.

We are highly dependent upon our personnel, including Deepika Vuppalanchi, our Chief Executive Officer and member of our board of directors, and Sandeep Allam, our President and Chairman. The loss of Dr. Vuppalanchi’s or Mr. Allam’s services could impede the achievement of our business objectives. We have not obtained, do not own, nor are we the beneficiary of, key-person life insurance. Furthermore, our future success depends upon our continuing ability to identify, attract, hire and retain highly qualified personnel, including skilled management and scientific personnel, all of whom are in high demand and are often subject to competing offers. Competition for qualified personnel in the healthcare services industry is intense, and we may not be able to hire or retain a sufficient number of qualified personnel to meet our requirements, or be able to do so at salary, benefit and other compensation costs that are acceptable to us. A loss of a substantial number of key or qualified employees, or an inability to attract, retain and motivate additional highly skilled employees required for expansion of our business, could have a material adverse impact on our business, results of operations or financial condition.

Risks Related To Intellectual Property

The protection of our intellectual property requires substantial resources and protections of our proprietary rights may not be adequate.

We rely upon a combination of trade secret, copyright and trademark laws, patents, license agreements, confidentiality procedures, nondisclosure agreements and technical measures designed to protect the intellectual property used in our business. The steps we have taken to protect and enforce our proprietary rights and intellectual property may not be adequate. For instance, our agreements with employees, consultants and others who develop intellectual property for or on behalf of us could be breached and could result in our trade secrets and confidential information being publicly disclosed. We may not have adequate remedies for any such breach. Third parties also may infringe upon or misappropriate our intellectual property rights. If we believe a third party has misappropriated our intellectual property, litigation may be necessary to enforce and protect those rights, which would divert management resources, could be expensive and may not effectively protect our intellectual property. Even if we establish infringement, a court may decide not to grant an injunction against further infringing activity and instead award only monetary damages, which may or may not be an adequate remedy. Furthermore, because of the substantial amount of discovery required in connection with intellectual property litigation, there is a risk that some of our confidential information could be compromised by disclosure during litigation. There could also be public announcements of the results of hearings, motions or other interim proceedings or developments. Moreover, there can be no assurance that we will have sufficient financial or other resources to file and pursue such infringement claims. Even if we ultimately prevail in such claims, the monetary cost of such litigation and the diversion of the attention of our management and scientific personnel could outweigh any benefit we receive as a result of the proceedings. As a result, if we fail to maintain adequate intellectual property protection or if a third party infringes or misappropriates our intellectual property, it may have a material adverse impact on our business, results of operations or financial condition.

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Many of our products are based on or incorporate proprietary information. We actively seek to protect our proprietary information, including our trade secrets and proprietary know-how, by generally requiring our employees, consultants, other advisors and other third parties to execute agreements that contain confidentiality provisions. Despite these efforts and precautions, we may be unable to prevent a third party from copying or otherwise obtaining and using our trade secrets or our other intellectual property without authorization and legal remedies may not adequately compensate us for the damages caused by such unauthorized use.

In addition, there can be no assurance that our competitors will not independently develop products or services that are equivalent or superior to our solutions.

We may be subject to claims that our employees, consultants or independent contractors have wrongfully used or disclosed confidential information of third parties.

We have received confidential and proprietary information from third parties. In addition, we may employ individuals who were previously employed at other healthcare services companies. We may be subject to claims that we or our employees, consultants or independent contractors have inadvertently or otherwise improperly used or disclosed confidential information of these third parties or our employees’ former employers. Further, we may be subject to ownership disputes in the future arising, for example, from conflicting obligations of consultants or others who are involved in developing our solutions. We may also be subject to claims that former employees, consultants, independent contractors or other third parties have an ownership interest in our intellectual property. Litigation may be necessary to defend against these and other claims challenging our right to and use of confidential and proprietary information. In addition to paying monetary damages, if we fail in defending against any such claims we may lose our rights therein, which could have a material adverse effect on our business. Even if we are successful in defending against these claims, litigation could result in substantial cost and be a distraction to our management and employees.

We depend on a small number of large customers and the loss of one or more major customers could have a material adverse effect on our business, financial condition and results of operations.

For the year ended December 31, 2021, Indiana Family and Social Services Administration (“IFSSA”) accounted for approximately 98% of revenues and 86% of accounts receivable at December 31, 2021, as due from the combined divisions of the IFSSA, and Precision Value, LLC accounted for approximately 11% of accounts receivable at December 31, 2021. It is possible that any of our large customers could decide to terminate their relationship with us in the future. The loss of one or both of our top customers, or a substantial decrease in demand by any of those customers for our services and solutions, could have a material adverse effect on our business, results of operations and financial condition.

Risks Related to Government Regulations

We are subject to federal and state healthcare industry regulation including conduct of operations, costs and payment for services and payment for referrals as well as laws regarding government contracting.

The healthcare industry is subject to extensive and complex federal and state laws and regulations related to conduct of operations, costs and payment for services and payment for referrals. We provide talent solutions on a contract basis to our clients, who pay us directly. Accordingly, Medicare, Medicaid and insurance reimbursement policy changes generally do not directly impact us. Nevertheless, reimbursement changes in government programs, particularly Medicare and Medicaid, can and do indirectly affect the demand and the prices paid for our services. For example, our clients could receive reduced or no reimbursements because of a change in the rates or conditions set by federal or state governments that would negatively affect the demand and the prices for our services. Moreover, our hospital, healthcare facility and physician practice group clients could suffer civil and criminal penalties, and be excluded from participating in Medicare, Medicaid and other healthcare programs for failure to comply with applicable laws and regulations that may negatively affect our profitability.

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A portion of our hospital and healthcare facility clients are state and federal government agencies, where our ability to compete for new contracts and orders, and the profitability of these contracts and orders, may be affected by government legislation, regulation or policy. Additionally, in providing services to state and federal government clients and to clients who participate in state and federal programs, we are also subject to specific laws and regulations, which government agencies have broad latitude to enforce. If we were to be excluded from participation in these programs or should there be regulatory or policy changes or modification of application of existing regulations adverse to us, it would likely materially adversely affect our brand, business, results of operations and cash flows.

Risks Related to this Offering and Our Securities

No active trading market for our securities currently exists, and an active trading market may not develop.

There is no active trading market for our securities. If an active trading market for our securities does not develop following this offering, you may not be able to sell such securities quickly. Our ability to raise capital to continue to fund operations by selling our securities and our ability to acquire other companies or technologies by using our securities as consideration may also be impaired.

The dual-class structure of our common stock as contained in our Amended and Restated Certificate of Incorporation (as amended, “Certificate of Incorporation”), has the effect of concentrating voting control with those stockholders who hold our Class B common stock. This ownership will limit or preclude your ability to influence corporate matters, including the election of directors, amendments of our organizational documents, and any merger, consolidation, sale of all or substantially all of our assets, or other major corporate transactions requiring stockholder approval.

Our Class B common stock has 16.5 votes per share, and our Class A common stock, which is the stock into which the Notes are convertible, has one vote per share. Because of the 16.5-to-1 voting ratio between our Class B common stock and Class A common stock, the holders of our Class B common stock could control a majority of the combined voting power of our common stock and therefore control all matters submitted to our stockholders for approval until converted by our Class B common stockholders. This concentrated control may limit or preclude your ability to influence corporate matters for the foreseeable future, including the election of directors, amendments of our organizational documents and any merger, consolidation, sale of all or substantially all of our assets or other major corporate transactions requiring stockholder approval. In addition, this concentrated control may prevent or discourage unsolicited acquisition proposals or offers for our capital stock that you may feel are in your best interest as one of our stockholders. Future transfers by holders of Class B common stock will generally result in those shares converting to Class A common stock, subject to limited exceptions as specified in our Certificate of Incorporation, such as transfers to family members and certain transfers effected for estate planning purposes.

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Our principal stockholders will continue to have significant influence over the election of our board of directors and approval of any significant corporate actions, including any sale of the Company.

Deepika Vuppalanchi, our Chief Executive Officer, Sandeep Allam, our Chairman and President and Priya Prasad, our Chief Operating Officer, in the aggregate, beneficially own approximately 79% of our Class B common stock. These stockholders currently have, and likely will continue to have, significant influence with respect to the election of our board of directors and approval or disapproval of all significant corporate actions. The concentrated voting power of these stockholders could have the effect of delaying or preventing an acquisition of the Company or another significant corporate transaction.

We have broad discretion in the use of the net proceeds from this offering and may not use them effectively.

Our management will have broad discretion in the application of the net proceeds from this offering. Because of the number and variability of factors that will determine our use of the net proceeds from this offering, their ultimate use may vary substantially from their currently intended use. Our management may not apply our cash from this offering in ways that ultimately increases the value of any investment in our securities or enhances stockholder value. The failure by our management to apply these funds effectively could harm our business. Pending their use, we may invest the net proceeds from this offering in short-term, investment-grade, interest-bearing securities. These investments may not yield a favorable return to our stockholders. If we do not invest or apply our cash in ways that enhance stockholder value, we may fail to achieve expected financial results, which may negatively impact our ability to raise capital, invest in or expand our business, acquire products or licenses, commercialize our products and services, or continue our operations.

We do not expect to pay dividends in the foreseeable future after this offering, and you must rely on price appreciation of our securities for return on your investment.

We have paid no cash dividends on any class of our stock to date, and we do not anticipate paying cash dividends in the near term. For the foreseeable future, we intend to retain any earnings to finance the development and expansion of our business, and we do not anticipate paying any cash dividends on our stock. Accordingly, investors must be prepared to rely on sales of their securities after price appreciation to earn an investment return, which may never occur. Investors seeking cash dividends should not purchase our securities. Any determination to pay dividends in the future will be made at the discretion of our board of directors and will depend on our results of operations, financial condition, contractual restrictions, restrictions imposed by applicable law and other factors our board deems relevant.

Future sales and issuances of our securities could result in additional dilution of the percentage ownership of our stockholders and could cause our share price to fall.

We expect that additional capital will be needed in the future to continue our planned operations. To the extent we raise additional capital by issuing equity securities, our stockholders may experience substantial dilution. We may sell common stock, convertible securities or other equity securities in one or more transactions at prices and in a manner we determine from time to time. If we sell common stock, convertible securities or other equity securities in more than one transaction, investors may be materially diluted by subsequent sales. Such sales may also result in material dilution to our existing stockholders, and new investors could gain rights superior to our existing stockholders.

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Anti-takeover provisions contained in our Certificate of Incorporation and our Bylaws, as well as provisions of Delaware law, could impair a takeover attempt.

Our Certificate of Incorporation, Bylaws and Delaware law contain provisions which could have the effect of rendering more difficult, delaying or preventing an acquisition deemed undesirable by our board of directors. Our corporate governance documents include provisions:

●	authorizing “blank check” preferred stock, which could be issued by our board of directors without stockholder approval and may contain voting, liquidation, dividend, and other rights superior to our common stock;

●	limiting the liability of, and providing indemnification to, our directors and officers;

●	limiting the ability of our stockholders to call and bring business before special meetings;

●	requiring advance notice of stockholder proposals for business to be conducted at meetings of our stockholders and for nominations of candidates for election to our board of directors; and

●	controlling the procedures for the conduct and scheduling of board of directors and stockholder meetings.

These provisions, alone or together, could delay or prevent hostile takeovers and changes in control or changes in our management.

As a Delaware corporation, we are also subject to provisions of Delaware law, including Section 203 of the Delaware General Corporation law, which prevents some stockholders holding more than 15% of our outstanding common stock from engaging in certain business combinations without approval of the holders of substantially all of our outstanding common stock.

Any provision of our Certificate of Incorporation, Bylaws or Delaware law that has the effect of delaying or deterring a change in control could limit the opportunity for our stockholders to receive a premium for their securities.

Our Certificate of Incorporation designates the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers, or other employees.

Our Certificate of Incorporation requires that, unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will, to the fullest extent permitted by law, be the sole and exclusive forum for each of the following:

●	any derivative action or proceeding brought on our behalf;
●	any action asserting a claim for breach of any fiduciary duty owed by any of our directors, officers, or other employees to us or our stockholders;
●	any action asserting a claim against us or any of our directors, officers or employees arising pursuant to any provision of the Delaware General Corporation Law, our Certificate of Incorporation or our Bylaws; or
●	any action asserting a claim against us, our directors, officers or employees governed by the internal affairs doctrine;

except for, as to each of the above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction.

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The exclusive forum provision is limited to the extent permitted by law, and it will not apply to claims arising under the Securities Act of 1933, as amended (the “Securities Act”), or for any other federal securities laws which provide for exclusive or concurrent federal and state jurisdiction.

Our Certificate of Incorporation provides that unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. Any person or entity purchasing or otherwise acquiring any interest in our securities are deemed to have notice of and consented to this provision.

Furthermore, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all such Securities Act actions. Accordingly, both state and federal courts have jurisdiction to entertain such claims. To prevent having to litigate claims in multiple jurisdictions and the threat of inconsistent or contrary rulings by different courts, among other considerations, our Certificate of Incorporation provides that the federal district courts of the United States of America will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act. While the Delaware courts have determined that such choice of forum provisions are facially valid, a stockholder may nevertheless seek to bring such a claim arising under the Securities Act against us, our directors, officers, or other employees in a venue other than in the federal district courts of the United States of America. In such instance, we would expect to vigorously assert the validity and enforceability of the exclusive forum provisions of our Certificate of Incorporation.

Although we believe this provision benefits us by providing increased consistency in the application of Delaware law in the types of lawsuits to which it applies, this provision may limit or discourage a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or our directors, officers, or other employees, and may result in increased costs to our stockholders, which may discourage such lawsuits against us and our directors, officers and other employees. Alternatively, if a court were to find the choice of forum provision contained in our Certificate of Incorporation to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions, which could adversely affect our business and financial condition.

We note that there is uncertainty as to whether a court would enforce the provision and that investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. Although we believe this provision benefits us by providing increased consistency in the application of Delaware law in the types of lawsuits to which it applies, the provision may have the effect of discouraging lawsuits against our directors and officers.

Holders of the Notes will have no rights as a common stockholder until they acquire our Class A common stock.

Until holders of the Notes acquire shares of our Class A common stock upon conversion of the Notes, if at all, the holders will have no rights with respect to our Class A common stock issuable upon conversion of the Notes. Upon conversion of the Notes, the holders will be entitled to exercise the rights of a common stockholder as to the security converted only as to matters for which the record date occurs after the conversion.

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DISCLOSURE SCHEDULE

Section 7(g)

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